Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

DISTRIBUTOR HOSTED IP OFFICE INTERIM ADDENDUM
DISTRIBUTOR AGREEMENT
CONTRACT NUMBER: AVDIST1-021002
This Partner Hosted IP Office Interim Addendum is made by and between Avaya Inc., with an address at 4655 Great American Parkway, Santa Clara, California 95054 ("Avaya") and ScanSource, Inc. dba ScanSource Catalyst, having an office at 6 Logue Court, Greenville, South Carolina 29615 ("Distributor").
WHEREAS:

(A)	Avaya and Distributor are parties to a certain Distributor Agreement, contract number AVDIST1-021002, effective August 16, 2002, as amended (the "Agreement");

(B)
Avaya and Distributor desire to implement and, where applicable, modify the terms and conditions of the Agreement, pursuant to which Distributor may purchase from Avaya, on a time-bound subscription basis, certain Avaya IP Office Software licenses and related IP Office Support Services ("IPOSS") in order to provide Distributor’s Subscription Services to its Resellers in the Territory using the Software (as defined below in Section 1 of this Addendum) located and hosted in Distributor’s (or Distributor’s subcontractor’s) data center, as described in more detail in this Addendum and Exhibit A;

(C)
The Agreement is incorporated in this Addendum by reference, except where specifically stated to the contrary. Unless the context requires otherwise, this Addendum together with the Agreement, incorporated by reference and all Exhibits and Attachments to either this Addendum or the Agreement, is referred to collectively as the "Addendum."

The following Exhibits are incorporated by reference into this Addendum:

•	Exhibit A − Distributor Hosted IP Office Interim Offer and Pricing

•	Exhibit B – Sample Monthly Fee Calculation (for illustration purposes only)
NOW THEREFORE, Avaya and Distributor agree as follows:

1.	DEFINITIONS
Capitalized terms not defined in this Addendum will have the meanings given them in the Agreement. Any definitions included in this Addendum apply solely for purposes of this Addendum. The following terms will have the meanings assigned to them in this Section:

1.1.	“Addendum Effective Date” means the effective date of this Addendum, which is the date that the last party signs this Addendum.

1.2.
“Channel Policies” means all the Avaya policies and programs applicable to Distributor or Resellers and available on Avaya Partner Portal (https://www.avaya.com/salesportal or successor site), as amended by Avaya from time to time at Avaya’s discretion upon prior written notice to Distributor.

1.3.	"Customers" means End Users purchasing Subscription Services from Reseller solely for their internal business use and not for resale, sublease, or sublicense.

1.4.	"EULA" refers to the Avaya End User License as defined under the Agreement.

1.5.	"Hardware" means the standard Avaya hardware products that Distributor may order or Avaya delivers under the Agreement.

1.6.
"Helpdesk Support" means help desk support provided by Distributor to its Resellers and, if applicable, Customers, including in particular the logging of calls, managing the relations with Resellers and answering initial inquiries including technical questions about the Hosted IP Office Infrastructure and Subscription Services.

1.7.
"Hosted IP Office Infrastructure" means the Software, hardware, Third Party Products and/or their combination hosted by Distributor in its (or its subcontractors’, subject to Section 2.8 of this Addendum (Subcontractors)) data center in the Territory for the purpose of providing Distributor’s Subscription Services to Resellers for further resale by Resellers to Customers.

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

1.8.	"Incident" means a failure of Software to conform in all material respects to the manufacturer’s specifications that were currently applicable when that Software was licensed to Distributor.

1.9.
"Initial Order" means the first order for Software licenses for a new Software Instance assigned to a Customer, including the initial number and type of Users, as described in more detail in Exhibit A.

1.10.
"Instance" means a single copy of the Software executing at a particular time: (i) on one physical machine; or (ii) on one deployed software virtual machine ("VM") or similar deployment. Each Instance of the Software generates a unique System ID.

1.11.	"Order" means, as the context requires, the Initial Order or any Subsequent Order or both.

1.12.
"Order Term" means the term during which Distributor may, subject to Section 12 (Term and Termination), use Software and Support Services ordered under individual Orders, and which in no event may exceed the term of this Addendum.

1.13.
"Product Authorization Requirements" means the requirements to ensure that Avaya Resellers, distributors and service providers have the capabilities to successfully sell, configure, design, install and support Products, and are defined for each Product in various areas, such as, without limitation, specific knowledge of Products or technologies, customer support capability (including an inventory of a minimum amount of critical spare parts), sales capability, implementation, installation and maintenance capability, and End User training.

1.14.
"Reseller Agreement" means, subject to Section 2.2, an agreement between Distributor and Reseller under which Distributor provides Subscription Services to Reseller for further resale of Subscription Services to Customers.

1.15.
"Service Description" means the applicable Avaya service agreement supplement or service description document, as the case may be, then current as of the date of Avaya’s acceptance of the applicable Order under this Addendum and available to Distributor upon request.

1.16.
"Software" means Avaya IP Office “Software” (as defined in the Agreement) that is licensed to Distributor under this Addendum on a subscription basis. Notwithstanding the foregoing, Software, for purposes of this Addendum, is limited to such IP Office Software and does not include other Avaya software.

1.17.
"Subscription Services" means a Distributor-hosted, non-perpetual service by Distributor that is based in part on the Software, and which Distributor makes accessible on a subscription basis to Resellers for further resale by those Resellers to their Customers.

1.18.
"Subsequent Order" means an order issued by Distributor subsequently to the Initial Order for a defined Customer for an increase or decrease of Users for that Customer and their associated System ID. Subsequent Orders must include the unique System ID of a Software Instance hosted for a Customer where an increase or decrease of Users is desired.

1.19.
"Support Services" means the Tier 3 and Tier 4 support Services performed by Avaya under this Addendum to maintain Software, including Incident correction and updates and, if ordered, upgrades, as more fully described in the applicable Service Description and this Addendum. Support Services do not include any installation, implementation, professional or similar services.

1.20.	"System ID" is a 40 character string generated by each unique Instance of the Software.

1.21.	“Territory” means the 50 States of the United States and the District of Columbia.

1.22.
"User" refers to the specific metrics used by Avaya as the basis for the pricing and invoicing for Named User Software licenses (as defined in the EULA) that are ordered by Distributors and described in more detail in Exhibit A. As of the Addendum Effective Date, the types of Users include Telephony Users and Unified Communications (UC) Users of Customers.

2.	AUTHORIZATION

2.1.
Authorization. Subject to the terms and conditions of this Addendum and the Channel Policies, Avaya hereby authorizes Distributor to purchase directly from Avaya the non-exclusive, non-transferable, non-sublicensable, limited license to use Software (as defined in this Addendum) and related Support Services, as described in more detail in Exhibit A, required by Distributor to enable the Hosted IP Office Infrastructure for the sole purpose of marketing Distributor’s Subscription Services to Resellers in the Territory in order for Resellers to resell those Subscription Services to Customers

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

in the Territory. Any Software ordered under this Addendum will be licensed to Distributor on a subscription basis only, against a monthly fee determined in accordance with this Addendum. Support Services will be provided on a subscription basis against a monthly fee and a one-time support initiation fee for each Customer, determined in accordance with this Addendum. This Addendum does not apply to Distributor’s purchase of any Hardware from Avaya. Any sale of Hardware will be governed by the terms and conditions of the Agreement. Except as permitted in this Section 2.1, Distributor shall not market Subscription Services or otherwise use the Hosted IP Office Infrastructure or any portions thereof. In particular, Distributor is not authorized to resell Subscription Services or any other Avaya Products or Services directly to Customers. Nothing in this Addendum will be interpreted as authorizing Distributor to resell: (i) a Distributor-branded version of IPOSS; and/or (ii) any Support Services provided by Avaya under this Addendum on a stand-alone basis or otherwise contrary to the authorization expressly granted under this Section 2.1. Avaya reserves the right to modify the conditions of this authorization or revoke it at any time by giving Distributor a *****-day written notice of the de-authorization with the effective date on the last day of the monthly invoicing period.

2.2.
Resellers. Prior to providing any Subscription Services to any Reseller, Distributor must first execute a Reseller Agreement with that Reseller implementing all the flow-down related requirements set forth in this Addendum or amend the existing agreement between Distributor and Reseller for that purpose. Subject to Section 8.8 of this Addendum any Reseller to whom Distributor may provide Subscription Services must be an Avaya authorized reseller maintaining all the required Product Authorization Requirements and certifications for the Software as set out by Avaya in the Channel Policies. If Avaya determines that any Subscription Services are provided by Distributors to Resellers who do not have the required Product Authorization Requirements and certifications, it may require Distributor to terminate the Reseller Agreement, or its part applicable to Subscription Services, with a Reseller who does not meet the required criteria. In addition, upon Avaya’s request, Distributor shall terminate the Reseller Agreement, or its part applicable to Subscription Services, with a Reseller who has in any way violated the terms of the EULA or has failed to comply with its confidentiality obligations with respect to Avaya’s confidential information or has failed to comply with any legal obligations in particular those described in Section 5 of this Addendum (Compliance with Laws). Resellers are only authorized to market and resell Subscription Services provided to them by Distributors to Customers for Customers’ internal business purposes. Distributor shall expressly prohibit Resellers under the Reseller Agreement from reselling Subscription Services to any other resellers or distributors of Avaya products or services. *****.

2.3.
Termination of Reseller Agreements. In case of termination of a Reseller Agreement for any reason, or its part applicable to Subscription Services, and unless Reseller’s Customers are re-allocated to an alternative Reseller within 30 days of such termination, Distributor shall de-activate Software licenses and Software Instances allocated to that Reseller. Notwithstanding the foregoing, Avaya will continue to invoice, and Distributor agrees to pay, for any activated licenses for that Reseller, until such time Avaya has received a Subsequent Order from Distributor requesting Avaya to reduce the number of licenses, accompanied by a reasonable proof that the Software licenses affected have been deactivated by Distributor.

2.4.
Support Services entitlements. This Addendum does not authorize Distributor or grant Distributor any rights to purchase any Services from Avaya other than Support Services expressly described in Exhibit A. Any Support Services provided by Avaya to Distributor under this Addendum and any entitlements, tools, rights of access, information, data, access to Avaya’s resources and similar items, rights or privileges (collectively, "Services Entitlements") may be used by Distributor solely for purposes of providing Subscription Services to Resellers as described in this Addendum and for no other purpose. Avaya may audit Distributor’s compliance with its obligations pertaining to Support Services and Distributor’s use of any Services Entitlements in accordance with Section 9 (Audit Rights). If following the audit or otherwise Avaya determines that Distributor uses Services Entitlements outside the scope of this Addendum or for any purpose other than providing Subscription Services to Resellers in accordance with this Addendum it may, without prejudice to any rights and remedies available to Avaya under this Addendum, at law or equity terminate this Addendum for Distributor’s material breach if Distributor fails to cure the breach, within a 30 day period after having received a written notice from Avaya requesting the breach be cured. *****.

2.5.
Restrictions on Resale and Marketing. Without prior written authorization from Avaya, Distributor shall not market, sell, license or otherwise use the Hosted IP Office Infrastructure or provide Subscription Services outside the Territory. Any such marketing, sale, license or provision may be grounds for termination of this Addendum and/or Agreement subject to Section 21.2 in the Agreement. Except as otherwise expressly provided for in this Addendum, Distributor shall not authorize others to offer, market or otherwise provide Subscription Services to Resellers or Customers in the Territory. Any such authorization will be void and without effect.

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

2.6.
Non-exclusivity. Avaya expressly reserves the right to engage directly or indirectly, or contract with others, to market, sell, license or otherwise provide subscription or similar services based on the Software and/or any other Products in and outside the Territory.

2.7.
Publicity Releases. Except for any announcement intended solely for internal distribution by either party or any disclosure required by legal, accounting or regulatory requirements, or any disclosures made in conjunction with investor relations activities, neither party shall publicize or release any information in connection with this Addendum, or refer to the other party, in any offering, promotion, advertising, web site, presentation, press release/statement, publication or communication of similar nature, except with the prior express written authorization of the other party.

2.8.
Subcontractors. Distributor may host the Software from its own or a subcontractor’s data center under this Addendum, provided that if Distributor hosts the Software from a subcontractor’s data center, then (i) Avaya shall first pre-approve, such pre-approval not to be unreasonably withheld, in writing (email acceptable) such subcontractor, (ii) Distributor shall first enter into an agreement with its subcontractor with applicable terms at least as protective as the terms herein (including, but not limited to, with respect to compliance with the EULA if and to the extent the subcontractor is accessing the Software, and the confidentiality and protection of the Software), and shall reasonably cooperate with Avaya in enforcing the terms of such agreement, and (iii) Distributor shall be fully responsible and liable to Avaya and/or its Affiliates for any harm, damage, liability or injury caused to Avaya or its Affiliates as a result of or in connection with the actions or inactions of Distributor’s subcontractor or any breach by the subcontractor of its agreement with Distributor. Distributor shall be fully responsible for the actions or inactions of Distributor’s subcontractor as if it were its own actions.

3.	ORDERS

3.1.
Orders. Avaya will provide Software and Support Services as described in this Addendum, the applicable Service Description and accepted Order. Distributor shall explicitly reference this Addendum and specify: (i) Reseller name; (ii) Customer name; (iii) where applicable, unique System ID assigned to that Customer or Instance of Software; (iv) type and number of Users ordered; and (v) any other details that Avaya may reasonably require, on all its Orders for Software and Support Services under this Addendum.

3.2.
Order acceptance. Avaya may reject any Order submitted by Distributor under this Addendum at any time prior to acceptance. Any Order submitted by Distributor will be binding when accepted by Avaya by means of electronic communication or in writing or when Avaya enables Distributor access to the Software in connection with that Order, whichever takes place earlier. Acknowledgment that an Order has been received will not alone constitute acceptance. Avaya will endeavor to confirm Orders within 10 business days. All Orders for Software and Support Services relating to Hosted IP Office Infrastructure will be deemed to incorporate and be subject to the terms and conditions of this Addendum, even when they lack an express reference thereto. All other terms and conditions contained on any order form or other document not expressly referenced in this Agreement will have no effect.

3.3.
Procedures for Order submission. Distributor shall submit all Orders to Avaya by email on the Avaya provided or approved order form in accordance with the procedures, in the format and to the address as instructed by Avaya. Distributor shall follow this process for each Initial Order and Subsequent Order. On-line ordering provisions included in the Agreement do not apply to this Addendum.

3.4.
Support Services initiation. With respect to Support Services, Distributor shall follow the IPOSS ordering process for initiating Support Services. Along with each Initial Order for Software licenses, Distributor must place a separate IPOSS order directly with Avaya for the associated Customer for initiating Support Services. Distributor shall initiate Support Services in connection with each and every Customer.

3.5.	Order changes, cancellation and delays. Order changes, cancellation and delays provisions included in the Agreement do not apply to this Addendum.

4.	DISTRIBUTOR RESPONSIBILITIES

4.1.
Marketing and Sale Efforts. Distributor shall make commercially reasonable efforts to conduct business in a manner that reflects favorably on the quality image of the Hosted IP Office Infrastructure and Subscription Services and the good name, goodwill and reputation of Avaya, and shall not employ deceptive, misleading or unethical practices detrimental to Avaya, the Hosted IP Office Infrastructure or Subscription Services. Distributor shall conduct business under its corporate name which Distributor shall display prominently in any communications or advertisements to its Resellers. Distributor shall use commercially reasonable efforts to promote, market and expand the provision of Subscription Services in the Territory.

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

4.2.
Competencies and certifications. Distributor shall comply with applicable competency and certification requirements and shall, at all times, maintain applicable accreditations and certifications, as detailed in the Channel Policies and as applicable to the Avaya-branded Products included in the Hosted IP Office Infrastructure. Without limiting the generality of the foregoing, any personnel involved by Distributor in the deployment or provision of Subscription Services and the deployment, support and maintenance of the Hosted IP Office Infrastructure must have the level of certification and knowledge of IP Office as defined in the Channel Policies and reasonable knowledge of VMware software. Distributor acknowledges and agrees that Support Services provided by Avaya under this Addendum are made available to Distributor providing it complies, at all times, with Avaya’s certification credentials and competency requirements applicable to Avaya’s IPOSS co-delivery partners. Consequently, Distributor must, at all times during the term of this Addendum: (i) comply with all IPOSS co-delivery certifications and competency requirements; and (ii) obtain and maintain all other applicable certifications and qualifications, as set out in the Channel Policies. Avaya may request Distributor to de-authorize and terminate, with immediate effect, the Reseller Agreement, or its applicable part pertaining to Subscription Services, with a Reseller who does not comply with any of the applicable requirements, and Distributor shall so comply with such request. If Avaya’s agreement with a Reseller is terminated, then upon notice to Distributor, Distributor may not continue to resell the Subscription Services to such Reseller. The certification and competency requirements are subject to review and renewal, and may be withdrawn or terminated, by Avaya at any time. Distributor shall be liable to Avaya and its Affiliates for any costs, expenses, liabilities and claims arising from Distributor's delay or failure to include the above requirements in the Reseller Agreement or to terminate the Reseller Agreement.

4.3.
Setup of IP Office Hosted Infrastructure. Distributor will be responsible for the architecture, design and configuration definition of the Hosted IP Office Infrastructure and other architectural requirements to accommodate the expected number of Customers in order to properly enable the usage of the Hosted IP Office Infrastructure at the desired capacity level. Avaya will not be responsible for the installation, configuration, provision of SIP trunking and other activities in relation to the delivery, deployment, maintenance and support of the Hosted IP Office Infrastructure. In fulfilling these responsibilities Distributor shall comply with commercially reasonable industry practices and standards with regards to security and quality of service to Resellers and Customers and ensure that Software is optimally deployed and configured relative to Resellers’ and Customers’ needs. With the exception of Software licenses granted and Support Services purchased by Distributor under this Addendum, and described in Exhibit A, Distributor will be responsible to provide, at its own cost, all Hardware, equipment, software and services as may be necessary for the deployment of Subscription Services using the Hosted IP Office Infrastructure. Avaya manufactured-Hardware is available for purchase from Avaya on an upfront, non-subscription basis under the terms and conditions of the Agreement.

4.4.
On-boarding. As between Avaya and Distributor, Distributor will be responsible, at its own cost, for performing all on-boarding activities for each Reseller and their Customer. On-boarding activities include, without limitation, design, installation and configuration of the Hosted IP Office Infrastructure to meet the requirements of each Reseller and their Customer. Software licenses under this Addendum are tied to a unique System ID and may only be used for one Customer at a time. They may not be re-used or re-allocated by Distributor to a different System ID. Prior to on-boarding any Reseller and/or Customer, Distributor shall ensure that any components of the Hosted IP Office Infrastructure, with the exception of Software provided under this Addendum, is in working order in accordance with the applicable manufacturer documentation and specifications. For each Customer, Distributor is responsible for registering with Avaya each Customer’s Instance(s) of the Software in accordance with any instructions provided by Avaya, in addition to registering or providing Avaya with any other information reasonably required by Avaya in connection with this Addendum.

4.5.
Integration into Network Environment. Distributor is solely responsible for providing at its own cost all facilities, software, equipment, network, trunking and services, other than the Software licenses provided by Avaya under the terms of this Addendum, as necessary to provide Subscription Services using the Hosted IP Office Infrastructure. Distributor is responsible for all costs associated with operating and maintaining such facilities, software and equipment, including without limitation rent, office costs, utilities fees, connectivity charges and all applicable taxes and duties with respect to the same. Except to the extent that Avaya is contracted to perform specific integration services, Distributor will be responsible for the integration of the Hosted IP Office Infrastructure and/or any of its components in Distributor’s and/or Customer’s network environment and to any interoperating hardware, software or systems. Distributor is responsible for using commercially reasonably expected measures to deliver the quality of service and security measures reasonably expected by Customers.

4.6.
Management of Hosted IP Office Infrastructure. Distributor is responsible for the day-to-day management and configuration of the Hosted IP Office Infrastructure and the activating, deactivating and re-activating of any Software User licenses. To the applicable extent, Distributor shall use the standard VMWare and Avaya IP Office configuration tools.

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

4.7.
Helpdesk Support and Co-delivery Support. Distributor shall provide co-delivery support, including Helpdesk Support and Tier 1 and Tier 2 support, to Resellers and, if applicable, Customers and nothing in this Addendum obligates Avaya to provide any Support Services or other support to Resellers and/or their Customers. Helpdesk Support requires that Distributor and, where applicable, its Resellers have the ability and competencies to serve as Reseller’s and Customer’s interface and relationship manager. In addition, Distributor and/or Reseller, as applicable, shall be responsible to respond to a reported issue, open a trouble ticket in a tracking system, evaluate the issue and route the trouble ticket to the appropriate support team. Avaya may require Helpdesk Support personnel to complete a series of training courses relating to any Products included in the Hosted IP Office Infrastructure. Any charges associated with these required courses will be paid for by Distributor. Where any Helpdesk Support, Tier 1 and/or Tier 2 support is provided to Customers by Resellers, Distributor shall cause Resellers to comply at Reseller’s cost with the same or substantially similar obligations to those applicable to Distributor in accordance with this Section. Avaya may request Distributor to de-authorize and terminate the Reseller Agreement, or its applicable part pertaining to Subscription Services, with a Reseller who does not comply with any of the these obligations, with immediate effect, and Distributor shall so comply with such request. *****.

4.8.
Relocation of Hosted IP Office Infrastructure. Distributor shall notify Avaya of any removal or relocation of the Hosted IP Office Infrastructure or any of its components and provide Avaya with all information it may reasonably require for the timely performance of Avaya’s obligations under this Addendum.

4.9.
Cooperation. Distributor shall, at its cost, cooperate with Avaya as reasonably necessary for Avaya's delivery of the Software licenses and related Support Services under this Addendum in a timely manner. At no cost to Avaya, Distributor shall: (i) provide Avaya with interface and other information regarding access to Third Party Products in the Hosted IP Office Infrastructure or Distributor's or Customer’s network and necessary third party consents and licenses to enable Avaya's performance and fulfillment of its obligations; (ii) ensure that Distributor’s networks and systems related to the delivery of Subscription Services are adequately secured against unauthorized intrusion or attack and regularly backing up data and files in accordance with commercially reasonable computing practices; (iii) at all times provide Avaya, its agents and/or subcontractors with unrestricted access to the Hosted IP Office Infrastructure both at the premises and remotely; (iv) unless otherwise required pursuant to an applicable Service Description, designate 2 authorized members of its staff to serve as points of contact with Avaya and to decide any and all issues on behalf of itself with respect to the provision of Subscription Services and notify Avaya in writing of any change; (v) intentionally omitted; (vi) include all required Reseller and Customer information, such as in particular name and address, in its Orders to Avaya; (viii) cooperate in all reasonable ways with personnel of Avaya in relation to Avaya's performance of its obligations under this Addendum, including but not limited to: (a) in the diagnosis, investigation and correction of any reported Incident; (b) providing Avaya any further information that Avaya may reasonably require to fulfill its obligations hereunder; (c) keeping backup or archival copies of its Orders, databases and computer records in accordance with commercially reasonable computing practices; and (d) notifying Avaya in advance of any significant configuration or definition changes in Subscription Services.

4.10.
Release of Information. For any Support Services pursuant to which Avaya provides coordination of support or case management services with third party vendors, Distributor authorizes Avaya to release this information to the third party vendor, even if the third party vendor is outside of Distributor's, Reseller’s or Customer's country. *****.

4.11.
Customer Record Keeping. Distributor shall (i) maintain adequate and complete records of sales to Resellers as well as any other information reasonably needed by Avaya for Avaya’s billing purposes under this Addendum, and (ii) cause Resellers to maintain adequate and complete records of Reseller’s sales to Customers. *****.

4.12.	Forecasts. During the term of this Addendum, Distributor shall submit such forecasts to Avaya as the parties may agree upon.

4.13.
Reseller and Customer Obligations. Distributor acknowledges and agrees that certain obligations under this Addendum may also apply to Resellers and their Customers. Certain of these obligations have been specifically identified as such in this Addendum, but shall not be regarded as exhaustive. Consequently, Distributor shall, where applicable, cause its Resellers to comply with such obligations, including (without limitation), by implementing those obligations in the Reseller Agreements and obligating Resellers to include the applicable obligations in the agreements between Resellers and their Customers. Distributor shall enforce the terms of its Reseller Agreements against its Resellers, and shall fully cooperate with Avaya in connection with doing so. Distributor shall also cause Resellers to (i) enforce the terms of their agreements, in connection with the subject matter of this Addendum, with Customers, and (ii) cooperate with Distributor and/or Avaya in connection with doing so. *****. Avaya may request and Distributor agrees to provide Avaya with a copy of the relevant provisions included in the Reseller Agreement.

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

4.14.
Suspension. In the event of a material breach that remains uncured for a period of thirty (30) days after notice of such breach from Avaya, by Distributor of any of its obligations under the Addendum, Avaya, without prejudice to any other right or remedy available to it, may suspend performance of its obligations until Distributor has performed its obligations. Such suspension will not entitle Distributor to terminate this Addendum and/or the Agreement and will not suspend or alleviate any of Distributor's obligations. The suspension may continue for as long as Distributor's breach remains uncured, past the thirty day cure period, and may be ceased and renewed by Avaya.

4.15.	Compliance with Channel Policies. *****

5.	COMPLIANCE WITH LAWS

5.1.
COMPLIANCE WITH LAWS AND REGULATIONS. DISTRIBUTOR SHALL, AND SHALL CAUSE ITS RESELLERS TO, COMPLY WITH ALL APPLICABLE LAWS AND REGULATIONS IN THE TERRITORY, INCLUDING, WITHOUT LIMITATION, COMPLIANCE WITH ANY LAWS, REGULATIONS, TAXES, FEES OR OTHER REQUIREMENTS RELATED TO THE USE, MARKETING AND PROVISION OF SUBSCRIPTION SERVICES AND OTHER REGULATED SERVICES AND THE PROVISIONING, HOSTING, USING, INSTALLING, DE-INSTALLING, ACTIVATING, DEACTIVATING AND DE-COMMISSIONING OF THE HOSTED IP OFFICE INFRASTRUCTURE (OR ANY PORTION THEREOF) AT DISTRIBUTOR’S, RESELLER’S OR CUSTOMERS’ PREMISES AND ANY REGULATIONS PROMULGATED BY THE FEDERAL COMMUNICATIONS COMMISSION IN THE U.S., AND ANY STATE PUBLIC UTILITY COMMISSION IN THE INDIVIDUAL U.S. STATES, AS WELL AS SIMILAR, CORRESPONDING GOVERNMENTAL AGENCIES IN OTHER COUNTRIES AND LOCALITIES. WITHOUT LIMITING THE FOREGOING, DISTRIBUTOR SHALL, AND SHALL CAUSE ITS RESELLERS TO (I) COMPLY WITH ALL APPLICABLE DATA PRIVACY AND CALL RECORDING LAWS AND REGULATIONS AND (II) PROVIDE ANY APPLICABLE NOTICES TO AND OBTAINING ANY APPLICABLE CONSENTS FROM RESELLERS AND/OR CUSTOMERS (AS APPLICABLE). *****.

5.2.
Homologation. *****. "Homologation" means any necessary approval by the duly authorized governing authorities for sale or use of the Hosted IP Office Infrastructure and/or Subscription Services in the Territory and includes without limitation "permission to connect", "type acceptance", "type approval", "prior connection inspection", "safety test for importation", homologation or any other similar process, which would provide authorization to: (i) connect any components of the Hosted IP Office Infrastructure to the public telecommunications network; (ii) connect the Hosted IP Office Infrastructure to the public electrical/energy grid; (iii) import the Hosted IP Office Infrastructure into the Territory; or (iv) provide or use the Hosted IP Office Infrastructure and Subscription Services in the Territory.

6.	SUPPORT SERVICES

6.1.
Eligibility. To be eligible to purchase from Avaya the Software licenses under this Addendum and market the Subscription Services in accordance with this Addendum, Distributor agrees to purchase from Avaya as a minimum for each Order the following components of the IP Office Support Services, as described by the Service Description titled “IP Office Support Services”: 24x7 Remote Technical Support including Software Upgrades – Co-delivery model. This requirement will automatically extend to the corresponding support components of any replacement support programs to the IP Office Support Services or its individual components so designated by Avaya. Support Services under this Addendum do not include any hardware premise equipment support or any terminal replacement support.

6.2.	Subcontracting. Avaya may subcontract any or all of the work to be performed by it under any Order placed pursuant to this Addendum, but will retain the responsibility for the subcontracted work.

6.3.
End of Support. Avaya may discontinue or limit the scope of Support Services for the Software that Avaya or a third party manufacturer has declared "end of life," "end of service," "end of support," "manufacture discontinued" or similar designation ("End of Support"). Distributor may access Avaya's user support website (http://support.avaya.com or a successor site) for End of Support notifications, and to register an e-mail address to receive e-mail notifications of the same, when published by Avaya. Avaya targets posting of End of Support notifications for Avaya-manufactured Software at least 6 months in advance of the End of Support date. End of Support will be effective as of the effective date of the End of Support notice. Avaya also may provide End of Support notices by email to email addresses that Distributor has registered with Avaya. If Support Services are discontinued for any Software, such Software will be removed from the Order and fees will be adjusted accordingly. For certain Software subject to End of Support, Avaya may continue to offer a limited set of Support Services ("Extended Support"). Where Avaya has chosen to do this, the description of Extended Support available and related fees will be available at the time of Avaya's notice. These notices will communicate

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

information such as Extended Support eligibility, Extended Support alerts related to parts shortages, and end of Services coverage eligibility (including Extended Support).

6.4.
Support Services Exclusions. Provision of Support Services under this Addendum is expressly limited to Software made available to Distributor on subscription basis under this Addendum. None of the following are included in Support Services: (i) diagnoses or support of products, software, equipment or Hosted IP Office Infrastructure components other than Software made available to Distributor on subscription basis under this Addendum, including without limitation systems interfacing with that Software; (ii) diagnosis or support of Hardware or other equipment located at either Reseller’s or Customer’s premises; (iii) diagnosis or support of terminals; (iv) terminal replacement support; (v) correction of problems due to interoperability or non-compatibility of Software with third party products, unless such interoperability is provided for in the Documentation; (vi) support of Software that have been subjected to misuse, neglect, accident, abuse, power failures or power surges, lightning, fire, flood, Act of God or act of war or terror or have been installed, configured, used, repaired or altered contrary to their Documentation or prior Avaya authorization, or that have had their serial numbers altered, defaced or deleted; (vii) data recovery services; (viii) services associated with relocation of IP Office Hosted Infrastructure components; (ix) correction of problems arising from failure to apply or install all applicable updates; (x) support of Software used in breach of applicable Software license restrictions; (xi) supply of upgrades or new optional Software features; (xii) support of user-defined applications; (xiii) making corrections to user-defined reports.

7.	FEES, INVOICING AND PAYMENT

7.1.
Fees. Fees for Software and Support Services provided on a subscription basis are as set forth in Exhibit A and are quoted on a per User per month basis. Where any fee refers to a group or other combination, the fee and grouping are not divisible. Avaya may change fees, add or delete User types and/or modify Distributor’s entitlements under each User type, by providing Distributor a ***** day notice in writing or in electronic form, without a need for a formal amendment of this Addendum. In addition to the monthly fees for Software and Support Services provided on a subscription basis, Avaya will charge Distributor an upfront fee for each Customer for the initiation of Support Services coverage, as described in more detail in Exhibit A. This upfront fee is non-cancellable and non-refundable. Notwithstanding anything to the contrary in this Addendum, Avaya reserves the right to waive, at Avaya’s sole discretion, on a case-by-case basis the upfront fee for each Customer for the initiation of Support Services coverage.

7.2.
Calculation methodology. Fees for Software and Support Services provided on a subscription basis will be calculated by Avaya on a calendar month basis in accordance with the following provisions of this Section 7.2. In addition, examples of how Avaya will invoice Distributor for Software and Support Services provided on a subscription basis are included, for illustration purposes only, in Exhibit B.

7.2.1.
Daily User count. Based on the information included in Avaya’s transaction records and any information in Distributor’s possession or control that is requested by Avaya (if any), Avaya will determine the daily count of Users of each User type that are available to Distributor on that day and store such daily counts in its transaction records. The daily count is determined irrespective of how many Users are effectively used. Any Software that is available in any way to Distributor under this Addendum will be charged for, even if unused, unless the applicable Users have been deactivated and Distributor has notified Avaya of such deactivation by submitting a Subsequent Order that has been accepted in accordance with the terms of this Addendum and reflected in Avaya’s transaction records and Avaya has been provided with a reasonable proof of such deactivation.

7.2.2.
Monthly User count. For each calendar month a cumulative sum of all the daily User counts will be calculated for each User type. The total resulting sum in a calendar month for each User type will then be divided by the number of calendar days in that month. If the result is not a whole number, it will be rounded up or down to the next closest whole number.

7.2.3.
Reconciliation. Avaya will communicate to Distributor the monthly User count for each User type after the end of each calendar month. Distributor shall inform Avaya in writing within 5 business days from the date of such notification of any disputed portion of the monthly User count or any disputed portion of the fees charged to Distributor. If no written objection has been received by Avaya from Distributor within that time period, Distributor will be deemed to have accepted the monthly User count for each User type and the fees charged to Distributor, as presented by Avaya. If Distributor disputes in good faith the foregoing, Avaya may invoice Distributor for the undisputed portion in accordance with this Addendum and Distributor agrees to pay for such undisputed portion in accordance with the payment term as set out in the Agreement. The parties shall co-operate in good faith to

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

resolve any such disputes and agree that the transaction records maintained in accordance with Section 7.2.1 will be the basis for reconciling the counts.

7.3.
Information and cooperation. Distributor shall timely provide Avaya with all information, data and Distributor’s full cooperation that may be reasonably required by Avaya to calculate the daily and monthly User counts for each User type. Distributor hereby represents and warrants that to the best of its knowledge any such information and data it provides to Avaya is accurate and complete.

7.4.
Invoicing. Monthly fees for Software and Support Services provided on a subscription basis, determined in accordance with Section 7.2, will be invoiced monthly in arrears (the timing is at Avaya’s sole discretion), unless Avaya has decided at its sole discretion to issue a one-time invoice covering fees owed during the entire term of this Addendum after the expiry or termination of this Addendum. Upfront fees for the initiation of Support Services coverage for each Customer will be invoiced upon acceptance by Avaya of the IPOSS order associated with that Customer and payment will be in accordance with the payment term in the Agreement.

8.	SOFTWARE LICENSE

8.1.
License Grant. Notwithstanding anything in the EULA to the contrary, Avaya grants to Distributor a personal, nonexclusive, nontransferable, nonsublicensable, limited license to use the Software provided by Avaya to Distributor under this Addendum on a subscription basis during the Order Term solely to provide Distributor’s Subscription Services to Resellers within the Territory for Reseller’s further resale of those Subscription Services to Customers. Subject to the provisions set forth in this Addendum, Distributor shall comply with the terms of the EULA to the same extent as if Distributor were a "Customer" or "End User". The Software licenses provided under this Addendum may only be used in conjunction with Distributor’s provision of Distributor’s Subscription Services to Resellers in the Territory.

8.2.
Software available to Resellers. In the event that any Software (or portion thereof) is installed or downloaded at a Reseller’s site or on any Reseller’s devices or otherwise made available or accessible by Resellers, Avaya will extend the EULA to such Reseller, providing that Distributor shall:

8.2.1	Subject to Sections 8.9 and 10.9, obtain Reseller's written agreement to the EULA prior to or upon Distributor’s acceptance of Reseller's order;

8.2.2	Communicate to Reseller the license types applicable to Software;

8.2.3	Not agree to any contractual limitations on Reseller's liability for violations of Avaya's Intellectual Property Rights, including through breaches of a Software license or reverse engineering;

8.2.4	Maintain a copy of each such Reseller EULA and ensure the Avaya will have the right to obtain a copy of the same upon request;

8.2.5
Promptly notify Avaya if Distributor becomes aware of a breach of the Avaya EULA by a Reseller, and upon Avaya’s request, immediately terminate such Reseller’s access to the Subscription Services and right to use Software; and

8.2.6
Subject to Section 8.2.5 above, obtain Reseller’s written agreement that, at the earlier of (i) the conclusion of the last Subscription Services term for its last Customer, or (ii) upon the termination or expiry of the Reseller Agreement, and in no event may (i) or (ii) exceed the term of this Addendum, and in accordance with Avaya’s instructions, Reseller shall return and/or destroy any Software installed or downloaded at the Reseller’s site or on any of its devices or otherwise made available or accessible by Reseller, and certify compliance with the foregoing requirements by an authorized representative of Reseller. Upon Avaya’s request, Distributor shall promptly provide such certification to Avaya.

8.3.
Software available to Customers. In the event that any Software (or portion thereof) is installed or downloaded at a Customer’s site or on any Customer’s devices, Avaya will extend the EULA to such Customer, providing that Distributor shall:

8.3.1	Subject to Sections 8.9 and 10.9, cause its Reseller to obtain Customer's written agreement to the EULA prior to or upon Reseller’s acceptance of Customer's order;

8.3.2	Cause its Reseller to communicate to Customer the license types applicable to Software;

8.3.3
Cause Reseller not to agree to any contractual limitations on Customer's liability for violations of Avaya's Intellectual Property Rights, including through breaches of a Software license or reverse engineering;

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

8.3.4
Request from Reseller and maintain a copy of each such EULA and ensure Avaya will have the right to obtain a copy of the same upon request, or cause Reseller to maintain a copy of each such EULA and ensure Avaya will have the right to obtain a copy of the same from Reseller upon request;

8.3.5
Notify or cause Reseller to notify Avaya of any breach of the Avaya EULA by a Customer immediately upon becoming aware of such breach and cause Reseller to immediately terminate such Customer’s access to the Subscription Services and right to use Software; and

8.3.6
Subject to Section 8.3.5 above, cause Reseller to obtain Customer’s written agreement that, at the earlier of (i) the conclusion of Subscription Services Order Term for that Customer, or (ii) upon the termination or expiry of the agreement between Customer and Reseller associated with the subject matter of this Addendum, and in no event may (i) or (ii) exceed the term of this Addendum, and in accordance with Avaya’s instructions, Customer shall return and/or destroy any Software installed or downloaded at the Customer’s site or on any of its devices or otherwise made available or accessible by Customer, and certify compliance with the foregoing requirements by an authorized representative of Customer. Upon Avaya’s request, Distributor shall promptly provide such certification to Avaya.

8.4.
Software Licenses. Any Software provided pursuant to this Addendum will be provided to Distributor solely on a non-perpetual, month to month subscription basis, and Distributor’s right to use such Software will at all times be subject to Distributor’s timely payment of the fees due to Avaya under this Addendum and compliance with the terms and conditions of this Addendum. Upon expiry or termination of any Order or this Addendum for any reason, all applicable Software licenses will be terminated immediately and all related Support Services and any other Avaya obligations will be discontinued.

8.5.
Third Party Software Licensing Requirement. Distributor acknowledges and agrees that this Addendum may not cover hosting of certain third party software components which are part of the Hosted IP Office Infrastructure that Distributor may be required to independently license those software components from the third party supplier.

8.6.
Ownership of Software. Distributor undertakes that Software, and all copies thereof, including translations, compilations, derivative works and partial copies, are and will at all times remain the property of Avaya or its licensors.

8.7.
Termination of License. Avaya may terminate the license granted under this Section 8, any Order, this Addendum and/or the Agreement if, within 10 business days of Distributor's receipt of a reasonably detailed written request to cure, Distributor has not cured all material breaches of license limitations or restrictions.

8.8.
Non-exclusive, Non-production use Software license. Avaya and Distributor agree that a defined number of certain Software license types may, at Avaya’s discretion, be provided to Distributor for a limited license period defined in writing by Avaya, at no charge and for non-production purposes, solely for internal testing of such Software in a non-production environment, or other non-commercial purposes, on a single computer or as otherwise designated in writing by Avaya (“Non-production use Software licenses”). The parties further agree that such Non-production use Software licenses so provided may be internally used solely by Distributor and/or its Reseller, solely for non-production purposes and solely in accordance with the spirit of this Addendum. Non-production use Software licenses will expire automatically at the end of the limited license period as defined in writing by Avaya, or earlier at Avaya’s discretion upon notice to Distributor. Subject to the terms in this Section, the scope of Non-production use Software licenses will be as set out in Section 8, except that, unless otherwise expressly agreed to by Avaya in writing, no Software provided under Non-production use Software license may be installed, downloaded or otherwise made available for use by Customers. Distributor is not authorized to charge Resellers for any Non-production use Software licenses made available to them by Distributor, if such Non-production use Software licenses have been provided to Distributor by Avaya at no charge. Distributor shall: (i) cause its Resellers to comply with terms at least as protective as the terms herein and the terms of the EULA (except as expressly altered in this Section); (ii) enforce such terms against Resellers upon request by Avaya; and (iii) cause Resellers to immediately stop using any Software provided under a Non-production use Software license at the end of the limited Non-production use Software license period, as defined in writing by Avaya, or earlier, at Avaya’s discretion, upon notice to Distributor.

8.9.
NO WARRANTY. NO WARRANTY TERMS INCLUDED IN THE EULA APPLY TO ANY SOFTWARE OR SUPPORT SERVICES PROVIDED BY AVAYA UNDER THIS ADDENDUM. DISTRIBUTOR MUST EXPRESSLY EXCLUDE THOSE PROVISIONS IN THE RESELLER AGREEMENT AND     CAUSE ITS RESELLERS TO EXCLUDE THEM IN THE AGREEMENT BETWEEN RESELLERS AND THEIR CUSTOMERS. TO THE EXTENT OF ANY CONFLICT BETWEEN THIS ADDENDUM AND EULA, THIS ADDENDUM CONTROLS AND PREVAILS.

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

8.10.	*****

9.	AUDIT RIGHTS
Avaya, or an independent auditor acting on Avaya’s behalf, may audit Distributor and, where applicable, its Resellers and their Customers, in connection with billing under this Addendum and/or in order to determine compliance with this Addendum. Distributor agrees to provide Avaya, or an independent auditor acting on Avaya’s behalf, reasonable on-site access during normal business hours and remote access to any information, data as well as the data centers housing the IP Office Hosted Infrastructure and each system configuration containing Software, on-site and/or remotely, for any actions reasonably required by Avaya to conduct such audits. The parties agree to work together in good faith to schedule on-site audits. If Avaya suspects a breach by a Reseller or Customer under Avaya’s EULA as it relates to this Addendum, Avaya may request Distributor to audit such Reseller or Customer and Distributor shall so comply and provide the results of its audit to Avaya upon request by Avaya. Distributor shall reasonably cooperate with Avaya in connection with any audits conducted by or on behalf of Avaya under this Addendum.

10.	WARRANTIES AND LIMITATIONS

10.1.
Warranty. Avaya warrants to Distributor that during the applicable warranty period: (i) Software will conform to and operate in accordance with the applicable Documentation in all material respects; (ii) Support Services will be carried out in a professional and workmanlike manner by qualified personnel.

10.2.
Warranty Period. Unless otherwise agreed, the warranty periods are as follows: (i) Software − ***** days from the activation date; (ii) Support Services − ***** days beginning on the date of the performance of the Support Service, providing that in no event will the warranty period for Software be longer than the Order Term under which it was licensed to Distributor.

10.3.
Software. If Software is not in conformance with the warranty above and Avaya receives from Distributor during the applicable warranty period a written notice describing in reasonable detail how the Software failed to be in conformance, Avaya at its option shall: (i) repair or replace the Software to achieve conformance; or (ii) Distributor may terminate with prospective effect the Order for the affected Software and Avaya or Distributor, as applicable, will deactivate it. Distributor must provide Avaya with information in sufficient detail to enable Avaya to reproduce and analyze the failure and must provide, as requested by Avaya, remote or on site access to the affected Software. Repaired Software is warranted as above for the remainder of the original applicable Software warranty period.

10.4.
Support Services. To the extent that Avaya has not performed Support Services in conformance with the above warranty, and Avaya receives written notice from Distributor within the Warranty Period that identifies the non-conforming Support Services in reasonable detail, Avaya shall re-perform the applicable non-conforming Support Service.

10.5.
Warranty Procedures. Distributor shall return or otherwise make available to Avaya Software subject to a warranty claim in accordance with Avaya's then current return procedures as defined by the Channel Policies, or as otherwise advised by Avaya, accompanied by evidence that Software remains entitled to warranty protection.

10.6.
Costs. Within the applicable warranty period Avaya will not charge for any repair, replacement, error identification or correction of Software or Support Service subject to a warranty claim. If Avaya determines that Software or support Service is free of defects, Distributor shall pay to Avaya all costs of handling and inspection of the warranty claim at Avaya’s then prevailing rates and reimburse Avaya for all costs incurred.

10.7.
Warranty to Resellers. Distributor shall grant Resellers a warranty consistent with current and prevailing market conditions and applicable law for similar high-quality communications services. Distributor's grant will be Distributor's own responsibility, and will not be binding upon Avaya. *****.

10.8.
Support to Resellers for Warranty and License Issues. Distributor shall provide support to Resellers with regard to any warranty or non-conformance issues or questions concerning the Subscription Services and Hosted IP Office Infrastructure and filing warranty claims, and with regard to any license issue or question. In addition, Distributor shall provide the above support to Customers or shall obligate its Resellers under the Reseller Agreement to provide such support to Customers.

10.9.
NO WARRANTY TO RESELLERS AND CUSTOMERS. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THE EULA, THIS ADDENDUM, OR THE AGREEMENT, AVAYA AND ITS AFFILIATES GRANT NO WARRANTY WHATSOEVER TO EITHER RESELLERS OR CUSTOMERS UNDER THIS ADDENDUM. ANY

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

GRANT OF WARRANTY PROVISIONS BY AVAYA OR ITS AFFILIATES INCLUDED IN THE AGREEMENT OR THE EULA TO RESELLERS OR CUSTOMERS DO NOT APPLY TO THIS ADDENDUM.

10.10.
Exclusions and Disclaimers. The warranties provided by Avaya under this Addendum do not extend to any damages, malfunctions, or non-conformities caused by: (i) use of Software in violation of the license granted under this Addendum or in a manner inconsistent with the Documentation or this Addendum; (ii) use of non-Avaya furnished equipment, software, or facilities; (iii) Distributor’s failure to follow Avaya's installation, operation or maintenance instructions; (iv) failure to permit Avaya or its subcontractors timely access, remote or otherwise, to the Software; (v) failure to implement all updates to Software; or (vi) Software that have been serviced or modified by a party other than Avaya or a third party specifically authorized by Avaya to provide the service or modification Software. Avaya is not responsible under this Addendum for any software, equipment, hardware or services that Distributor may have separately purchased apart from this Addendum or is re-using. Distributor is responsible to make sure any such software, equipment or hardware is in good working order and is compatible with the Software provided under this Addendum. This Section does not limit any warranty and/or support obligations Avaya may have elsewhere under any agreements between Avaya and Distributor. EXCEPT AS REFERENCED AND LIMITED IN THIS SECTION 10, NEITHER AVAYA NOR ITS LICENSORS OR SUPPLIERS MAKES ANY EXPRESS REPRESENTATIONS OR WARRANTIES WITH REGARD TO ANY SOFTWARE OR SUPPORT SERVICES OR OTHERWISE RELATED TO THIS ADDENDUM. AVAYA MAKES NO WARRANTIES WITH RESPECT TO THE SUBSCRIPTION SERVICES OR THE HOSTED IP OFFICE INFRASTRUCTURE (EXCEPT FOR THE SOFTWARE WARRANTY EXPRESSLY REFERENCED AND LIMITED IN THIS SECTION10). AVAYA DOES NOT WARRANT UNINTERRUPTED OR ERROR FREE OPERATION OF SOFTWARE OR THAT SOFTWARE OR SUPPORT SERVICES WILL PREVENT TOLL FRAUD. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, AVAYA DISCLAIMS ALL IMPLIED OR STATUTORY WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE WARRANTY REMEDIES EXPRESSLY PROVIDED IN THIS ADDENDUM WILL BE DISTRIBUTOR’S SOLE AND EXCLUSIVE REMEDIES AND WILL BE IN LIEU OF ANY OTHER RIGHTS OR REMEDIES DISTRIBUTOR MAY HAVE AGAINST AVAYA WITH RESPECT TO THE NON-CONFORMANCE OF SOFTWARE AND/OR SUPPORT SERVICES WITH THE WARRANTIES SET FORTH HEREIN.

11.	LIMITATION OF LIABILITY
IN NO EVENT WILL EITHER PARTY OR ITS RESPECTIVE LICENSORS OR SUPPLIERS HAVE ANY LIABILITY FOR ANY INCIDENTAL, SPECIAL, STATUTORY, INDIRECT OR CONSEQUENTIAL DAMAGES, LOSS OF PROFITS OR REVENUE, LOSS OR CORRUPTION OF DATA, TOLL FRAUD, COST OF COVER, OR SUBSTITUTE GOODS OR PERFORMANCE. THE TOTAL AGGREGATE LIABILITY OF EITHER PARTY FOR ALL CLAIMS ARISING OUT OF OR IN CONNECTION WITH THIS ADDENDUM WILL NOT EXCEED AN AMOUNT EQUAL TO *****. THE DISCLAIMERS OF LIABILITY AND THE CAP ON AGGREGATE LIABILITY IN THIS SECTION WILL APPLY TO ANY DAMAGES, HOWEVER CAUSED, AND ON ANY THEORY OF LIABILITY, WHETHER FOR BREACH OF CONTRACT, TORT (INCLUDING, BUT NOT LIMITED TO, NEGLIGENCE), OR OTHERWISE, AND REGARDLESS OF WHETHER THE LIMITED REMEDIES AVAILABLE TO THE PARTIES FAIL OF THEIR ESSENTIAL PURPOSE. HOWEVER, THE DISCLAIMERS OF LIABILITY AND THE CAP ON AGGREGATE LIABILITY WILL NOT APPLY IN CASES OF *****. THIS LIMITATION OF LIABILITY SECTION WILL APPLY TO ANY LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND SUPPLIERS.

12.	TERM AND TERMNATION

12.1.
Term. This Addendum will continue in effect for a period of 8 months from the Addendum Effective Date, unless terminated earlier in accordance with the terms of this Addendum. Unless either party gives written notice to the other party of its intent not to renew this Addendum no later than 5 business days in advance of the end of its term, this Addendum will automatically renew for subsequent 1 month terms.

12.2.
Termination. Either party may terminate this Addendum by written notice to the other party: (i) effective immediately upon receipt, if the other party fails to cure any material breach of this Addendum within a 30 day period after having received a written notice from the non-breaching party detailing the breach and requesting the breach be cured; and (ii) at any time for convenience upon 30 days advance written notice with the effective date of termination at the end of the calendar month. Avaya may, at any time, terminate an Order for convenience upon 30 days advance written notice to Distributor with the effective date of termination at the end of the calendar month.

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

12.3.
Effects of termination. Termination or expiry of this Addendum will be deemed to terminate all Orders, including any orders issued by Distributor to initiate Support Services coverage, and all licenses granted under this Addendum. Termination or expiry of an Order will be deemed to terminate all licenses granted under that Order. Upon termination or expiration of a license for any reason, Distributor will immediately permanently destroy all copies of Software and any related materials in Distributor’s possession or control and upon Avaya’s request, certify such destruction in writing. Rights of termination under this Addendum will be without prejudice to any accrued rights or liabilities of either party to the other arising out of this Addendum. Upon termination or expiration of this Addendum, and unless otherwise agreed to by Avaya in writing, Distributor shall: (a) discontinue all use of the Licensed Trademarks in connection with the Hosted IP Infrastructure; (b) cease holding itself out in any manner as an authorized hosting provider of Subscription Services based on the Software and notify and arrange for all persons who may identify, list or publish Distributor's name as an Avaya authorized Subscription Services provider to discontinue such designation; and (c) return to Avaya all promotional or other materials supplied by Avaya in connection with the Software and Support Services provided under this Addendum. In addition, upon notice of termination or expiration of the Addendum, Avaya may inform Resellers and Customers that Distributor is no longer authorized to provide Subscription Services based on Avaya IP Office communication solutions and may provide Resellers and Customers with alternative support options to enable Resellers and Customers to transition to a new model. Provisions concerning confidentiality, governing law, dispute resolution, indemnification, limitation of liability, termination, payment (to the extent there are any outstanding payments or fees owed to Avaya) and any other terms which, by their nature, are intended to survive termination or expiration of this Addendum or any Order will survive any termination or expiration of this Addendum and any Order.

12.4.
Agreement. The term and termination provisions set out in the Agreement do not apply to this Addendum, except that if the Agreement is terminated for Distributor’s material breach, this Addendum and any Orders under it will automatically expire upon such termination of the Agreement.

13.	INDEMNIFICATION
In addition to the indemnification obligations throughout this Addendum, in Section 20 (Infringement Defense and Indemnification) of the Agreement, the parties agree to add the following sentence to the end of Section 20.3: *****.

14.	OTHER PROVISIONS

14.1.
Order of Precedence. In the event of a conflict between the Agreement (including its Attachments and Appendices), this Addendum (including its Exhibits), Service Description and any Order, the order of precedence is as follows: (i) this Addendum; (ii) the Agreement; (iii) Service Description; and (iv) an Order accepted by Avaya.

14.2.
Interpretation. In this Addendum, unless the context expressly requires otherwise: (i) a reference to the singular includes the plural and vice versa; (ii) the headings are inserted for convenience only and will not affect the interpretation of this Addendum; and (iii) whenever the words "include", "includes", "including" or "in particular" (or similar derivates) are used, they are deemed to be followed by the words "without limitation". For purposes of this Addendum, unless the context expressly requires otherwise, any references in the Agreement to: (a) "Agreement" will be deemed to refer to this Addendum, (b) "Services" will be deemed to refer to "Support Services" as defined in this Addendum; (c) "End User" will be deemed to refer to "Customer" as defined in this Addendum; (d) "Products" will be deemed to refer to "Software" as defined in this Addendum; (e) "Order" will be deemed to refer to "Order" as defined in this Addendum.

14.3.
Electronic signature. This Addendum and any amendments thereto may be executed in multiple counterparts, each of which will constitute an original and all of which shall constitute but one document. Subject to local law requirements, the parties agree that this Addendum and any amendments thereto may be executed by electronic signature, which will be binding between the parties as though handwritten. Subject to local law requirements, electronic signature will include either an electronic symbol adopted by a person with the intent to sign this Addendum and any amendments thereto or a photo static copy of a handwritten signature. Any modifications or amendments to this Addendum must be in writing and physically or electronically signed by both parties. In no event will electronic mail constitute a modification or amendment to this Addendum.

14.4.
Amendment of the Agreement. The Agreement (including without limitation all attachments and other documents referenced therein as well as any amendments thereto) is amended by this Addendum. Except as modified by this Addendum, all other terms of the Agreement remain unaffected.

14.5.
Entire Agreement. This Addendum constitutes the entire understanding of the parties with respect to the subject matter of this Addendum and will supersede all previous and contemporaneous communications, representations or

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

understandings, either oral or written, between the parties relating to that subject matter and will not be contradicted or supplemented by any prior course of dealing between the parties.

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

IN WITNESS WHEREOF, the parties have caused this Addendum to be executed by their duly authorized representatives, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged.

ScanSource, Inc. dba ScanSource Catalyst By: /s/ Ansley Hoke Name: Ansley Hoke Title: VP Merchandising, ScanSource Catalyst Date: October 20, 2014	Avaya Inc. By: /s/ Brian Murray Name: Brian Murray Title: Senior Director Americas Distribution Date: October 20, 2014

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

EXHIBIT A
DISTRIBUTOR HOSTED IP OFFICE INTERIM OFFER AND PRICING

Material Code	Material Code description	Support Services	Price
307398
IPOCLOUD PLTFM TELEPHNY USR SUBSCRIP
Entitles features such as:
Make/Receive calls, Park & Page, Basic Call Logs, Call Forwarding, Call Transfer, Calling Line ID Delivery, Do Not Disturb, Intercept User, Last Number Redial, Three-Way Calling, Voicemail, Selective Call Acceptance, Selective Call Rejection, Hot Desking, Mobile Twinning, Conference Bridge, SoftConsole (max 3 for Receptionists)
		Included: 24x7 remote technical support including Software upgrades – co-delivery model (see, e.g., Sections 4.7 and 6 of this Addendum for more details)	***** per Telephony User per month
307399
IPOCLOUD PLTFM UC USR SUBSCRIP
Entitles features such as:
Advanced Mobile Application, Voicemail to Email Notification, PC and iPad Soft-phone, Video Calling, Instant Messaging and Presence, SFDC Plug-in, Outlook Plug-in, Lync Plug-in
		Included: 24x7 remote technical support including Software upgrades – co-delivery model (see, e.g., Sections 4.7 and 6 of this Addendum for more details)	***** per UC User per month
271,610	IPO C/D RTS 24X7 - 120G7 1YPP	One-time, upfront, non-refundable, non-cancellable fee per Customer for the initiation of Support Services coverage	***** per Customer

Pricing assumptions and caveats:

◦	Prices are quoted in the U.S. dollars;

◦	Prices quoted above are as of the Addendum Effective Date, and subject to change (per Section 7.1 of this Addendum);

◦	Prices exclude any and all Taxes;

◦	Prices are subject to Distributor’s compliance with the terms of this Addendum; and

◦	Prices are List Prices.

Avaya Inc. - Confidential & Proprietary

Exhibit 10.1
REDACTED – OMITTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS DENOTED HEREIN BY *****

EXHIBIT B
SAMPLE MONTHLY FEE CALCULATION
This Exhibit provides for an example calculation of monthly fees for Software and Support Services provided on a subscription basis for a 30-day calendar month (values and prices for demonstration purposes only). This example is provided for illustration purposes only and does not include upfront fees charged by Avaya for the initiation of Support Services coverage in accordance with the terms of this Addendum. These upfront fees will be paid by Distributor additionally in accordance with the terms of this Addendum.
*****

*****	*****
*****	*****
*****	*****
*****	*****

Avaya Inc. - Confidential & Proprietary